                                                                      Exhibit 10
                                     MATERIAL CONTRACTS

The following material contracts of Navistar Financial Dealer Master Owner Trust are incorporated herein by reference:

10.01 Pooling  and  Servicing  Agreement  dated  as  of June 8, 1995, among  the
      Corporation,  as Servicer,  Navistar Financial Securities  Corporation, as
      Seller, The Chase Manhattan Bank,  as 1990  Trust  Trustee,  and  The Bank
      of New York,  as Master  Trust  Trustee.  Filed as Exhibit 4.1 to Navistar
      Financial  Securities  Corporation's  Form 8-K dated  December 12, 2003.
      Commission File No. 033-87374.

10.02 First  Amendment  to  the Pooling and  Servicing  Agreement  dated  as of
      September  12, 1995, among  the  Corporation,  as  Servicer,  Navistar
      Financial  Securities  Corporation,  as  Seller,  J.P  Morgan Chase & Co.
      (formerly known as The Chase  Manhattan  Bank), as 1990  Trust  Trustee,
      and The Bank of New York,  as Master  Trust  Trustee.  Filed as  Exhibit
      10.02 to the  Navistar Financial Dealer Note Master Trust's Form 10K dated
      February 14, 2006.  Commission File No. 033-36767-03.

10.03 Second  Amendment to  the  Pooling and Servicing  Agreement  dated  as of
      March 27, 1996, among the Corporation,  as  Servicer,  Navistar  Financial
      Securities  Corporation,  as  Seller,  J.P  Morgan Chase & Co.  (formerly known as The Chase Manhattan Bank), as 1990 Trust  Trustee,  and The Bank
      of  New  York, as Master  Trust  Trustee.  Filed as Exhibit 10.03 to the
      Navistar Financial Dealer Note Master Trust's Form 10K dated February 14,
      2006.  Commission File No. 033-36767-03.

10.04 Third  Amendment  to the  Pooling and  Servicing  Agreement  dated  as of
      July 17, 1998, among the Corporation,  as  Servicer,  Navistar  Financial
      Securities  Corporation,  as Seller,  J.P  Morgan  Chase & Co.  (formerly known as The Chase Manhattan Bank), as 1990  Trust Trustee,  and The Bank
      of New York, as Master Trust  Trustee.  Filed  as  Exhibit 10.04  to  the
      Navistar Financial Dealer Note Master Trust's Form 10K dated February 14,
      2006.  Commission File No. 033-36767-03.

10.05 Fourth  Amendment  to the Pooling and  Servicing  Agreement  dated  as of
      June 2, 2000, among  the  Corporation,  as Servicer,  Navistar  Financial
      Securities  Corporation,  as  Seller,  J.P  Morgan  Chase & Co. (formerly known as The Chase Manhattan Bank), as 1990  Trust  Trustee, and The Bank
      of New York, as Master Trust  Trustee.  Filed as Exhibit 4.7 to  Navistar
      Financial  Securities   Corporation's  Form  S-3/A  dated  June 12, 2000.
      Commission File No. 333-32960.

10.06 Fifth  Amendment  to the Pooling  and Servicing  Agreement  dated  as  of
      July 13, 2000, among the Corporation,  as  Servicer,  Navistar  Financial
      Securities  Corporation,  as Seller,  J.P  Morgan  Chase & Co.  (formerly known as The Chase Manhattan Bank), as 1990 Trust  Trustee,  and The Bank
      of New York, as Master Trust  Trustee.  Filed as Exhibit 4.2 to  Navistar
      Financial  Dealer Note Master  Trust's  Form 8-K dated July 14, 2000.
      Commission File No. 033-36767-03.

10.07 Sixth  Amendment  to  the Pooling  and  Servicing  Agreement dated  as of
      October 31, 2003, among the Corporation,  as Servicer, Navistar Financial
      Securities  Corporation,  as Seller,  J.P  Morgan Chase & Co.  (formerly known as The Chase Manhattan Bank), as 1990 Trust  Trustee,  and The Bank
      of New York, as Master Trust  Trustee.  Filed  as Exhibit 4.7 to Navistar
      Financial  Dealer  Note  Master  Owner  Trust's  Form  S-3/A  dated
      December 23, 2003.  Commission File No. 333-104639-01.

10.08 Seventh  Amendment to the  Pooling and  Servicing  Agreement  dated as of
      June 10, 2004, among  the Corporation,  as  Servicer,  Navistar Financial
      Securities  Corporation,  as  Seller,  J.P Morgan  Chase & Co.  (formerly known as The Chase Manhattan Bank), as 1990 Trust  Trustee,  and The Bank
      of New York, as Master Trust  Trustee.  Filed as Exhibit 4.6 to  Navistar
      Financial  Dealer Note  Master  Owner  Trust's  Form 8-K  dated  June 14,
      2004.  Commission File No. 333-104639-01.

10.09 Series 1998-1  Supplement to the Pooling and Servicing  Agreement dated as of July 17,1998, among the Corporation,  as Servicer,  Navistar Financial
      Securities Corporation, as Seller,  and the  Bank of New York,  as Master
      Trust Trustee on behalf of the  Series 1998-1  Certificateholders.  Filed as  Exhibit  4.1 to  Navistar  Financial  Securities  Corporation's  Form
      8-K dated December 4, 2003.  Commission File No. 033-87374.

10.10 Series  2000-VFC  Supplement  to  the  Pooling  and  Servicing  Agreement,
      dated  as  of  January 28, 2000, among  the  Corporation,  as  Servicer,
      Navistar Financial  Securities Corporation,  as Seller,  and  the Bank of
      New York,  as Master Trust Trustee on behalf of  the  Series   2000-VFC
      Certificateholders.   Filed  as  Exhibit   10.71  to  the Corporation's
      Form 10-Q dated April 19, 2005.  Commission File No. 001-04146.

10.11 Amendment  No. 1 to the  Series  2000-VFC  Supplement  to the Pooling and
      Servicing Agreement,  dated  as  of  January 22, 2003, by  and  among the
      Corporation,  as Servicer, Navistar  Financial  Securities  Corporation,
      as Seller, and the Bank of New York, as Master Trust  Trustee.  Filed as
      Exhibit  10.72 to the  Corporation's  Form 10-Q dated April 19, 2005.
      Commission File No. 001-04146.

10.12 Amended and Restated Certificate Purchaser Agreement, dated as of December
      27, 2005, among Corporation,  as Servicer, Navistar  Financial Securities
      Corporation, as  Seller, Kitty Hawk  Funding  Corporation, as  a  Conduit
      Purchaser,  Liberty Street Funding Corp., as a Conduit Purchaser, Bank of
      America, National Association, as Administrative Agent for the Purchasers,
      a Managing Agent, and as a Committed  Purchaser  and  the  Bank  of  Nova
      Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit
      10.73 to the Corporation's  Form 10-Q  dated April  19, 2005.  Commission
      File No. 001-04146.

10.13 Series 2000-1  Supplement to the Pooling and Servicing  Agreement dated as
      of July 13, 2000,  among  Navistar  Financial   Corporation, as  Servicer,
      Navistar  Financial  Securities  Corporation,  as  Seller, and the Bank of
      New  York, as Master  Trust  Trustee  on  behalf  of  the  Series  2000-1
      Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Securities
      Corporation's Form 8-K dated July 14, 2000.  Commission File No.033-87374.

10.14 Series 2003-1 Supplement to the Pooling and Servicing Agreement,  dated as of July 13, 2003, among the Corporation,  as Servicer,  Navistar Financial
      Securities Corporation, as Seller,  and the Bank of New York,  as  Master
      Trust Trustee on behalf of the Series 2003-1 Certificateholders.  Filed as
      Exhibit  4.1 to  Navistar  Financial  Securities Corporation's  Form  8-K
      dated July 11, 2003.  Commission File No. 033-87374.

10.15 Series 2004-1 Supplement to the Pooling and Servicing Agreement,  dated as of June 10, 2004, among the Corporation,  as Servicer,  Navistar Financial
      Securities Corporation, as Seller,  and the  Bank of New York,  as  Master
      Trust Trustee on behalf  of the  Series 2004-1  Certificateholders.  Filed as Exhibit  4.1 to Navistar  Financial  Dealer  Note  Master Owner Trust's
      Form 8-K dated June 14, 2004.  Commission File No. 333-104639-01.

10.16 Master Owner Trust Agreement dated as of June 10, 2004,  between  Navistar
      Financial Dealer Note Master  Owner  Trust,  as Issuer,  and The  Bank of
      New  York,  as  Indenture  Trustee.  Filed  as  Exhibit  4.11 to  Navistar
      Financial Dealer  Note  Master Owner Trust's Form 8-K dated June 14, 2004.
      Commission File No. 333-104639-01.

10.17 Indenture,  dated as of June 10, 2004,  between Navistar  Financial Dealer
      Note  Master Owner  Trust,  as Issuer,  and  The  Bank  of  New York,  as
      Indenture  Trustee.  Filed  as  Exhibit 4.2  to  Navistar Financial Dealer
      Note  Master  Owner  Trust's  Form  8-K  dated June 14, 2004.  Commission
      File No. 333-104639-01.

10.18 Series 2004-1  Indenture Supplement dated as of June  10,  2004,  between
      Navistar Financial  Dealer Note Master Owner  Trust,  as Issuer,  and The
      Bank  of  New  York,  as Indenture  Trustee.  Filed  as  Exhibit  4.3  to
      Navistar  Financial  Dealer  Note  Master  Owner  Trust's Form  8-K dated
      June 14, 2004.  Commission File No. 333-104639-01.

10.19 Series 2005-1  Indenture Supplement to the Indenture, dated as of February
      28,  2005,  among   the   Corporation, as  Servicer,  Navistar  Financial
      Securities Corporation,  as Seller,  and the Bank of New York,  as Master
      Trust  Trustee  on behalf of the Series 2004-1  Certificateholders.  Filed as Exhibit  4.1 to Navistar  Financial  Dealer Note Master  Owner  Trust's
      Form  8-K  dated February  28,  2005. Commission  File  No. 333-104639-01.